Financial assets and liabilities - Movement in net debt (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial assets and liabilities
Net (increase)/decrease) in cash and cash equivalents per consolidated statements of cash flows	$ (84)	$ 254
Decrease in net borrowings and derivative financial instruments	(2,050)	(617)
Decease in net debt	(2,134)	(363)
Net debt, beginning balance	7,462	7,825
Net debt, ending balance	5,328	7,462	$ 7,825
Proceeds from borrowings	1,806	110	3,730
Repayments of borrowings	4,088	442	4,384
Increase (decrease) in lease obligations	300	0
Fair value gain (loss) on derivative financial instruments used to hedge foreign currency and interest rate risk	100	200
Gain (loss) on foreign exchange on borrowings	(100)	(200)
Increase (decrease) in cash and cash equivalents before effect of exchange rate changes	$ 104	$ (241)	$ (107)